                                                                  EXHIBIT 10.116


Bank of America




                                                     Special Assets Group
                                                     United States Division 4346


                             FORBEARANCE AGREEMENT


                                 July 23, 1996



LaTex Petroleum Corporation
LaTex/GOC Acquisition, Inc.
Germany Oil Company
4200 East Skelly Drive
Suite 1000
Tulsa, OK  74135

Attention:  President

     Re: Amended and Restated Credit Agreement dated as of October 20, 1995, as amended by Amendment No. 1 to Amended and Restated Credit Agreement dated as of December 29, 1995 (such agreement, as the same has been from time to time amended, the "Credit Agreement") , by and among
                                          ----------------
          LaTex Petroleum Corporation, LaTex/GOC Acquisition, Inc. and Germany Oil Company (collectively, "Borrowers") and Bank of America National
                                      ---------
          Trust and Savings Association ("Lender")
                                          ------
Gentlemen:

     Reference is made to the Credit Agreement. Capitalized terms used, and not otherwise defined herein, shall have the meanings set forth in the Credit Agreement. LaTex Resources, Inc. ("LRI") and Enpro, Inc. ("Enpro"; together
                                    ---                       -----
with LRI,  "Guarantors")  are guarantors of the Obligations.  After each of us
            ----------
has signed this letter, this letter agreement (the "Agreement") shall constitute
                                                    ---------
a binding agreement between Borrowers, the Guarantors and the Lender.

     1. Each of the Borrowers and Guarantors acknowledges that each of the Borrowers is in default in performance of certain of its undertakings under the Credit Agreement, and that no waiver, consent or forbearance of any kind is now in effect with respect to any such Events of Default. Specifically, Borrowers and Guarantors acknowledge the defaults set forth in those certain letter



Bank of America National Trust and Savings Association
333 S Beaudry Avenue Los Angeles, CA 90017

LaTex Petroleum Corporation
LaTex/GOC Acquisition, Inc.
Germany Oil Company
July 23, 1996
Page 2


agreements dated as of May 10,  1996,  among the Lender and Borrowers.

     2.  Except as specifically set forth in paragraph 4 hereof, (a) neither the
                                             -----------
execution of this Agreement nor any negotiations or other actions undertaken hereunder or pursuant hereto shall constitute a waiver or forbearance of the rights of the Lender under the Credit Agreement or any other Loan Document, and
(b) the Lender shall retain all rights and remedies whatsoever to which it may be entitled under the Credit Agreement or any other Loan Document.

     3. Borrowers have advised the Lender that Events of Default occurred as a result of the breach of the following covenants:

     a.  Non-Payment of Obligations under Section 9.1.1. of the Credit
         -------------------------------------------------------------
         Agreement. Borrowers failed to pay the Annual Engineering Fee due on
         ---------
         March 31, 1996 under Section 3.3.3. of the Credit Agreement (such
                              --------------
         amounts having been paid subsequently on May 24, 1996);

     b.   Non-Performance of Certain Covenants and Obligations under Section
          ------------------------------------------------------------------
          9.1.3. of the Credit Agreement:
          ------------------------------

          (1)  Borrowers have violated the Current Ratio (Section 8.2.4. (c) of
                                                          ------------------
               the Credit Agreement) and the working Capital (Section 8.2.4. (d)
                                                              ------------------
               of the Credit Agreement) negative covenants by permitting their Current Ratio to be less than 1.0:1.0 and their Working Capital to be less than $500,000; and

          (2) Borrowers have violated the permitted Investments negative covenant (Section 8.2.5. of the Credit Agreement);
                         --------------

     c.   Non-Performance of Other Covenants and Obligations under Section 9.1.4
          ----------------------------------------------------------------------
          of the Credit Agreement.  Borrowers have used the proceeds of the Loan
          -----------------------
          in violation of Section 2.7 of the Credit Agreement;
                          -----------

     d.   Default on Other Indebtedness under Section 9.1.5. of the Credit
          ----------------------------------------------------------------
          Agreement. Borrowers have defaulted in the payment of other
          ---------
          Indebtedness in excess of $50,000;

LaTex Petroleum Corporation
LaTex/GOC Acquisition, Inc.
Germany Oil Company
July 23, 1996
Page 3


     e.   Judgments Default under Section 9.1.6. of the Credit Agreement.   A
          --------------------------------------------------------------
          judgment in excess of $50,000 has been entered against one or all of Borrowers constituting a default under Section 9.1.6. of the Credit
          Agreement;                             --------------

     f.   Failure to Maintain Minimum Tangible Net Worth. LRI Resources, Inc.
          ----------------------------------------------
          ("LRI") has failed to maintain the minimum Tangible Net Worth required
            ---
          pursuant to the Undertaking and Indemnity; and

     g.   Failure to Maintain Current Ratio. LRI has failed to maintain the
          ---------------------------------
          Consolidated Current Ratio required pursuant to the Undertaking and Indemnity.

(such Events of Defaults herein collectively called the "Acknowledged
                                                         ------------
Defaults"). Borrowers and Guarantors have requested that the Lender forbear from
--------
the exercise of its rights and remedies under the Credit Agreement and the other Loan Documents, which rights and remedies would otherwise be available to the Lender in respect of the Acknowledged Defaults.

     4. Upon timely satisfaction of the conditions precedent listed below, the Lender hereby agrees during the Forbearance Period (as defined below) to delay enforcement of the rights granted to Lender under the Credit Agreement and the other Loan Documents and applicable law arising as a result of the Acknowledged Defaults. For purposes hereof, the enforcement delay granted by the Lender hereby is referred to as the "Forbearance" and the "Forbearance Period" shall
                              -----------           ------------------
mean the period beginning with the effectiveness hereof and ending on the earliest of:

     a.  October 15, 1996,

     b. the occurrence of a default by any of the Borrowers or the Guarantors in respect of any of its covenants or agreements, or the breach of any of its representations and warranties, contained in this Agreement,

     c. the occurrence of any Default or Event of Default under the Credit Agreement or any other Loan Document (other than the Acknowledged Defaults) with respect to any of the Borrowers or the Guarantors, and

LaTex Petroleum Corporation
LaTex/GOC Acquisition, Inc.
Germany Oil Company
July 23, 1996
Page 4


     d. the date on which each of the Acknowledged Defaults is cured to the satisfaction of the Lender.

     5. The Forbearance and the Forbearance Period shall become effective upon the satisfaction of each of the following conditions precedent on or before August 16, 1996, in each case to the satisfaction of the Lender:

     a.   Inter-Affiliate Transactions. Borrowers, LRI, and the applicable
          ----------------------------
          subsidiaries and affiliates of LRI shall have taken the following actions and delivered appropriate evidence thereof to the Lender:

               (1) The existing inter-company indebtedness of Wexford Technology, Incorporated ("Wexford") to LRI shall be documented in the form of promissory notes payable by Wexford to the order of LRI (such promissory notes to be in a form acceptable to the Lender);

               (2) The existing inter-company indebtedness of Imperial Petroleum Inc. ("Imperial") to LRI shall be documented in the form of
                      --------
               promissory notes payable by Imperial to the order of LRI (such promissory notes to be in a form acceptable to the Lender) and Imperial shall have granted, subject only to any perfected liens on the assets of Imperial existing as of July 9, 1996, to LRI first priority, perfected liens and security interests in all of its assets to secure all outstanding loans or intercompany advances (regardless of how such transactions were documented or evidenced) previously made by LRI to Imperial;

               (3) LaTex Resources International shall have delivered to Borrowers a note payable by LaTex Resources International to Borrowers evidencing the amounts shown as "A/P-Interco-Geodyne Tunisia" on the unconsolidated balance sheets of LaTex Petroleum Corporation and Germany Oil Company as of February 29, 1996;

               (4) Each of the Borrowers shall have, with respect to all amounts due and owing to LaSalle Street

LaTex Petroleum Corporation
LaTex/GOC Acquisition, Inc.
Germany Oil Company
July 23, 1996
Page 5


               Natural Resources Corporation ("LSNRC") as of the date hereof, relating to overriding royalties interests or other interests burdening the Oil and Gas Properties of such Borrower (the "Override"): (i) provided a written acknowledgment of all amounts due and owing and (ii) agreed to pay such amounts plus interest at the rate at the Prime Rate plus 2.00%, in three (3) equal monthly installments beginning on August 1, 1996; and

               (5) With respect to all future Override amounts due and payable to LSNRC, each of the Borrowers agrees that: (i) the failure to pay such amounts will be an Event of Default under the Credit Agreement, and (ii) Borrowers will execute letters-in-lieu of transfer orders for any and all of the Mortgaged Properties to be used as determined by the Lender in its sole discretion.

      b.  Additional Security.
          -------------------

               (1) Enpro shall have executed and delivered to the Lender security agreements, financing statements and other Loan Documents, in form and substance satisfactory to the Lender, granting to the Lender as security for the obligations of Enpro pursuant to its Guaranty, a first priority, perfected lien and security interest in and to all of its existing and hereafter acquired personal property assets, including without limitation, all its right, title and interest in and to the Crude Oil Purchase Agreement dated as of January 2, 1994, between LaTex Petroleum Corporation and Enpro. The security agreement to be executed by Enpro shall be in a form acceptable to the Lender.

               (2) LRI shall have executed and delivered to the Lender security agreements, financing statements and other Loan Documents, in form and substance satisfactory to the Lender, granting to the Lender as security for the obligations of LRI pursuant to its Guaranty, a first priority, perfected lien and security interest in and to all of its existing and hereafter acquired personal property assets,

LaTex Petroleum Corporation
LaTex/GOC Acquisition, Inc.
Germany Oil Company
July 23, 1996
Page 6


               including without limitation, all its right, title and interest in and to (i) the unsecured promissory notes from Wexford described in Section 5.a.(1) above, (ii) the secured promissory
                            ---------------
               notes from Imperial and related security described in Section
                                                                     -------
               5.a.(2)  above and (iii) all of the capital stock of Wexford and
               -------
               Imperial now held by LRI. The security agreements to be executed by LRI shall be in a form acceptable to the Lender.

               (3) Borrowers shall have executed and delivered to the Lender security agreements, financing statements and other Loan Documents, in form and substance satisfactory to the Lender, granting to the Lender as security for the Obligations, a first priority, perfected lien and security interest in and to all of its and their existing and hereafter acquired personal property assets, including without limitation, all accounts receivable and general intangibles. The security agreements to be executed by Borrowers shall be in a form acceptable to the Lender.

     C.   Certain Financial Information.
          ------------------------------

               (1) Borrowers shall have delivered to the Lender monthly financial statement projections (including balance sheets, income statements and statements of cash flow) for each of the Borrowers (individually) and for all Borrowers (on a combined basis) for the period beginning June 1, 1996 through January 31, 1997. Such financial projections shall assume that the intercompany transactions describe in Section 5.a. above have occurred.
                                        -----------

               (2) Borrowers shall have caused Wexford to deliver to the Lender copies of Wexford's most recent internal financial statements (including balance sheet, income statement and statement of changes in cash flow).

     d.   Payment of Transaction Costs. Borrowers shall have reimbursed the
          ----------------------------
          Lender for its out-of-pocket expenses (including but not limited to the costs and expenses of

LaTex Petroleum Corporation
LaTex/GOC Acquisition, Inc.
Germany Oil Company
July 23, 1996
Page 7


          in-house and outside legal counsel, costs associated with the granting and perfection of security interests and travel costs) incurred by the Lender in connection with the negotiation, documentation and implementation of this Agreement.

     e.   General Releases. Borrowers, LRI and Enpro shall each have executed
          ----------------
          and delivered to the Lender a General Release, such releases to be in a form acceptable to the Lender.

     f.   Internal Authorizations, etc. Borrowers, LRI and Enpro shall each have
          -----------------------------
          received all required management, board of directors or shareholder approvals to the effectiveness of the terms and conditions of this Agreement, and the Lender shall have received satisfactory certificates and opinions as to such matters.

     6. The Forbearance shall be limited precisely as written herein and relates solely to the Acknowledged Defaults. The Forbearance shall not be deemed to (a) constitute a waiver of compliance by Borrowers or Guarantors or a forbearance of the rights of the Lender with respect to any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein, or (b) except to the extent of the Forbearance, prejudice or impair in any manner the exercise of any right or remedy that the Lender may now have or may in the future under applicable law or under in connection with the Credit Agreement or any other instrument or agreement referred to therein. Subject only to the Forbearance, the Lender expressly reserves the right to exercise any right or remedy which the Lender may have under applicable law, the Credit Agreement or the other Loan Documents.

     7. The Lender acknowledges and agrees that the Default Rate shall not accrue during the Forbearance Period, but shall accrue at the Default Rate upon the termination of the Forbearance Period unless all Acknowledged Defaults have been cured to the satisfaction of the Lender and there shall not have occurred any other Default or Event of Default under the Credit Agreement or the Loan Documents or any breach or default under this Agreement.

LaTex Petroleum Corporation
LaTex/GOC Acquisition, Inc.
Germany Oil Company
July 23, 1996
Page 8


     8. In addition to the covenants and agreements set forth in the Credit Agreement and the other Loan Documents, Borrowers and Guarantors agree that:

     a.   Additional Reporting.  Borrowers shall deliver to the Lender not later
          --------------------
          than the 25th day of each calendar month, internally-prepared monthly consolidated financial statements of LRI and internally-prepared monthly individual and combined financial statements of each of the Borrowers for the preceding calendar month.

     b.   Sale,   Merger   or   Refinancing;   Repayment  of  All
          -------------------------------------------------------
          Obligations.     LRI shall use its best efforts to expeditiously
          -----------
          negotiate the sale or merger of LRI, or the refinancing with another lender of the Obligations, which transaction would result in the payment and performance in full of the Obligations by not later than October 15, 1996. LRI and Borrower shall deliver to the Lender copies of all correspondence, drafts, projections and other information generated by or at the request of LRI or any Borrower, or any such material received by LRI or any Borrower in respect of any such transaction.

     c.   Compliance with Projections. Borrowers shall take the necessary
          ---------------------------
          actions to comply with and achieve the business and financial projections set forth in the projections delivered to the Lender pursuant to Section 5.c. (1) above.
                      ----------------

     d.   Limitations  on  Certain  Investments.       During  the
          -------------------------------------
          Forbearance Period:

               (1) each of LRI, Enpro and the Borrowers shall not make any Investment, distribution or inter-company loan to LaTex Resources International, Phoenix Metals, Inc., Imperial or Wexford; and

               (2) Capital Expenditures by the Borrowers shall not exceed, in the aggregate, $120,000.

     e.   Imperial Payment Proceeds. In the event that Imperial receives the
          -------------------------
          amounts previously described by LRI to the Lender and further described in letters from you dated June 17, 1996 and July 19, 1996, and a letter from Lorsan

LaTex Petroleum Corporation
LaTex/GOC Acquisition, Inc.
Germany Oil Company
July 23, 1996
Page 9


          Investments Ltd. USA, dated June 18, 1996, relating to certain gold reserves owned by Imperial or its affiliates (the "Imperial Settlement
                                                             -------------------
          Proceeds"), then, within three (3) days after Imperial's receipt of
          --------
          the Imperial Settlement Proceeds:

               (1) LRI shall (i) repay to Borrowers all outstanding loans or intercompany advances (regardless of how such transactions were documented or evidenced) previously made by each Borrower to LRI,
               (ii) make additional Investments in Borrowers or any of them and/or (iii) make additional loans (subordinated to the Obligations on terms and conditions satisfactory to the Lender) to Borrowers or any of them, such that the total of such payments under this subsection 8.e. (1) equals at least $3.5 million;
                          -------------------

               (2) Borrowers shall repay to the Lender, in partial repayment of the Loans, an amount not less than $1 million, in addition to scheduled repayments required pursuant to the Credit Agreement (such prepayment to be applied to the Tranche A Loans in the inverse order of maturity and shall result in a permanent reduction of the Tranche A Commitment Amount);

               (3) Wexford and Imperial shall repay to LRI all outstanding loans or intercompany advances (regardless of how such transactions were documented or evidenced) previously made by LRI to Wexford or Imperial; and

               (4) Each of the Borrowers shall, with respect to all amounts relating to the Override due and owing to LSNRC as of the date hereof, repay any amounts of the Override then outstanding.

          Upon payment of the amounts described in this Section 8.e. and if no
                                                        ------------
          Default or Event of Default has then occurred, the Lender shall release, at the sole cost and expense of the Borrowers, its Liens against the promissory notes given by Wexford and Imperial pursuant to
          Section 5.b. hereof, the collateral given by Imperial
          ------------

 LaTex Petroleum Corporation
 LaTex/GOC Acquisition, Inc.
 Germany Oil Company
 July 23, 1996
 Page 10


            to LRI as security for such notes and the capital stock of Wexford and Imperial then held by LRI; provided, that if, in connection with
                                           --------
            such transactions, LRI determines to sell to Imperial, Wexford or any other Affiliate of LRI the capital stock of Imperial and/or Wexford, then the Board of Directors of LRI shall have determined that such sale transaction is fair to LRI.

        9. Except as expressly set forth herein, the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

       10. In order to induce the Lender to enter into this Agreement and to grant the Forbearance, each of the Borrowers hereby represents and warrants that (i) no Default or Event of Default exists under the Credit Agreement other than as described in paragraph 3 above, (ii) all representations and
                             -----------
  warranties contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete on and as of such earlier date, and (iii) except as described in clause (i), each of the Borrowers has
                                         ----------
  performed all agreements and covenants to be performed on its part as set forth herein or in the Credit Agreement.

       11. In order to induce the Lender to enter into this Agreement and to grant the Forbearance, each of the Guarantors hereby joins in this Agreement for the purposes of consenting and agreeing to the terms and conditions of this Agreement and hereby represents and warrants that (i) no Default or Event of Default exists under the Credit Agreement other than as described in paragraph 3 above, (ii) all representations and warranties contained in the
  -----------
  Credit Agreement are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete on and as of such earlier date, and (iii) except as described in clause (i), each of the Borrowers has performed all
                  ----------
  agreements and covenants to be performed on its part as set forth herein or in the Credit Agreement.

LaTex Petroleum Corporation
LaTex/GOC Acquisition, Inc.
Germany Oil Company
July 23, 1996
Page 11


     12. This Agreement constitutes the only agreement among Borrowers, Guarantors and the Lender concerning the subject matter hereof and supersedes any prior or contemporaneous representations or agreements not contained herein concerning the subject matter of this Agreement. This Agreement shall be binding upon the parties hereto, their respective successors and assigns.

     13. The validity of this Agreement and the construction interpretation and enforcement hereof and the rights of the parties hereunder shall be determined under, governed by and construed in accordance with the laws of the State of Illinois. The parties agree that all actions or proceedings arising under or in connection with this Agreement shall be tried and litigated in the state and federal courts located in the County of Cook, State of Illinois. THE BORROWERS, GUARANTORS AND THE LENDER WAIVE ANY RIGHT TO A TRIAL BY JURY AND ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO
                                ----- --- ----------
THE EXTENT ANY PROCEEDING IS BROUGHT IN CONNECTION WITH THIS AGREEMENT.

     14. Each of the parties further agrees with and acknowledges to the other that it (i) has read and understands the provisions of this Agreement; (ii) has consulted with legal counsel who has read and reviewed this Agreement; (iii) understands the rights and remedies that each party is receiving, waiving and/or forbearing from hereto; and (iv) has made the agreement set forth herein knowingly, voluntarily and intentionally.

     15. Unless each of Borrowers and Guarantors executes and returns to Lender a counterpart of this letter on or before July 25, 1996 1/2 the offer of forbearance contained in this letter shall lapse and become void.

LaTex Petroleum Corporation
LaTex/GOC Acquisition, Inc.
Germany Oil Company
July 23, 1996
Page 12


     If the foregoing summarizes the terms of our binding agreement, please sign this letter in the space provided below and return one copy to the undersigned at your earliest convenience.

                                    Very truly yours,

                                    BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION


                                    By  /s/ SIGNATURE APPEARS HERE
                                       ----------------------------
                                    Its Vice President



CONSENTED AND AGREED TO
on July 25, 1996

BORROWERS:

LATEX PETROLEUM CORPORATION,
an Oklahoma corporation


By  Jeffrey T. Wilson
  --------------------------
Its
  --------------------------

LATEX/GOC ACQUISITION, INC.,
a Delaware corporation,


By  Jeffrey T. Wilson
  --------------------------
Its
   -------------------------


GERMANY OIL COMPANY,
a Delaware corporation
(f/k/a LRI Acquisition, Inc.)


By  Jeffrey T. Wilson
  --------------------------
Its
   -------------------------

LaTex Petroleum Corporation
LaTex/GOC Acquisition, Inc.
Germany Oil Company
July 23, 1996
Page 13


GUARANTORS:

LATEX RESOURCES, INC.,
a Delaware corporation


By  Jeffrey T. Wilson
  --------------------------
Its
  --------------------------

ENPRO , INC.,
a Texas corporation


By  Jeffrey T. Wilson
  --------------------------
Its
   -------------------------